Supplement to

Calvert Social Investment Fund,

Balanced Portfolio

Statement of Information dated: January 31, 2002

Date of Supplement: March 8, 2002

Delete the second paragraph and replace the fourth paragraph under "Investment Advisor and Subadvisors - Subadvisors" on page 24 with the following:

SSgA Funds Management, Inc. ("SSgA FM") is a subsidiary of State Street Corporation. It receives a subadvisory fee, paid by the advisor, of 0.25% of the net assets it manages for the Enhanced Equity Portfolio and the Balanced Portfolio, respectively.